UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2017

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California

(State or other jurisdiction of incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the early retirement of Dennis C. Kakures, the former President and Chief Executive Officer of McGrath RentCorp (the “Company”), the Company entered into a Consulting, Transition and Proprietary Information Agreement (the “Consulting Agreement”) dated March 16, 2017 (the “Separation Date”) with Mr. Kakures. The Consulting Agreement provides for, among other things, (i) the engagement by the Company of Mr. Kakures as a consultant for 18 months from and inclusive of the Separation Date, (ii) monthly payments by the Company to Mr. Kakures in the amount of $47,250 per month, (iii) continued exercisability of vested stock appreciation rights previously granted to Mr. Kakures until September 16, 2017, (iv) the cession of vesting, as of the Separation Date, of all unvested equity awards held by Mr. Kakures, (v) the cancellation, as of the Separation Date, of all unvested Company equity awards held by Mr. Kakures, (vi) the cancellation of all vested Company equity awards held by Mr. Kakures if such vested Company equity awards are not exercised by September 16, 2017, (vii) a monthly cash stipend of $1,283 for 18 months following the Separation Date for healthcare premiums, (viii) a mutual release of claims, (ix) certain restrictive covenants applicable to Mr. Kakures, including a covenant not to compete and a non-solicitation agreement, for a period of 18 months following the Separation Date, and (x) an agreement for Mr. Kakures to refrain from disclosure of confidential and/or proprietary information of the Company.

This Current Report on Form 8-K also amends Item 5.02 of the Current Report on Form 8-K filed by the Company on February 17, 2017 with the Securities and Exchange Commission to correct the date of Mr. Kakures’ early retirement from the Company to March 16, 2017.

The foregoing summary of the terms of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Consulting, Transition and Proprietary Information Agreement dated March 16, 2017, by and between the Company and Dennis C. Kakures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: March 17, 2017	By:	/s/ Randle Rose
Randle Rose
Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Consulting, Transition and Proprietary Information Agreement dated March 16, 2017, by and between the Company and Dennis C. Kakures

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